UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549







                                    FORM 10-K
                                  ANNUAL REPORT






               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS






                          CNB Florida Bancshares, Inc.







                                   EXHIBIT 23



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As  independent   certified  public  accountants,   we  hereby  consent  to  the
incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-68459.


ARTHUR ANDERSEN LLP

Jacksonville, Florida
March 26, 2001